UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement Definitive		(as permitted by Rule 14a-6(e)(2))
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DraftKings Inc.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! DRAFTKINGS INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 DRAFTKINGS INC. 2021 Annual Meeting Vote by April 27, 2021 11:59 PM ET You invested in DRAFTKINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper of email copy. Vote Virtually at the Meeting* April 28, 2021 12:30 PM, ET Virtually at: www.virtualshareholdermeeting.com/DKNG2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D35130-P48610

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D35131-P48610 Voting Items Board Recommends 01) Jason D. Robins 02) Harry Evans Sloan 03) Matthew Kalish 04) Paul Liberman 05) Woodrow H. Levin 06) Shalom Meckenzie 07) Jocelyn Moore 08) Ryan R. Moore 09) Valerie Mosley 10) Steven J. Murray 11) Hany M. Nada 12) John S. Salter 13) Marni M. Walden 1. Election of Directors Nominees: 2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. To recommend, by non-binding vote, the frequency of executive compensation votes. 4. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. For For 1 Year None